                                                                    Exhibit 10.1

                                                                  CONFORMED COPY



                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

     This Amendment No. 2 (this "Amendment") is entered into as of June 23, 2000 by and among THE TJX COMPANIES, INC., a Delaware corporation (the "Borrower"), the financial institutions named herein (collectively, the "Lenders") and BANK ONE, NA (formerly The First National Bank of Chicago), as one of the Lenders and in its capacity as administrative agent (the "Administrative Agent") on behalf of itself and the other Lenders.

                                    RECITALS:

     WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of September 18, 1997 among the Borrower, the financial institutions named therein, The First National Bank of Chicago (n/k/a Bank One, NA), as Administrative Agent, and the other agents and co-agents thereunder, as amended by that certain Amendment and Waiver No.1 dated as of December 17, 1997 (as previously amended and as further amended, modified, supplemented or restated, the "Credit Agreement");

     WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders amend the Credit Agreement as provided herein; and

     WHEREAS, the Required Lenders and the Administrative Agent are willing to amend the Credit Agreement as provided herein on the terms and conditions set forth herein, it being expressly understood that this Amendment shall in no event constitute a waiver by the Lenders or the Administrative Agent of any breach of the Credit Agreement or any of the Lenders' or the Administrative Agent's rights or remedies with respect thereto;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement.

     2. AMENDMENT TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment in accordance with the provisions of SECTION 4 below, the Credit Agreement is hereby amended as follows:

          SECTION 6.16 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

               6.16 MAXIMUM LEVERAGE RATIO. The Borrower shall not permit its Leverage Ratio to be greater than 75% as at the end of each fiscal quarter. The Leverage Ratio shall be calculated, in each case, determined as of the last day of each fiscal quarter based upon (A) for Funded Debt and Consolidated Net Worth, Funded Debt and Consolidated Net Worth as of the last day of each fiscal quarter and (B) for Consolidated Rentals, the actual amount for the four-quarter period ending on such day.

     3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

                  (b) Upon the effectiveness of this Amendment and after giving effect hereto, (i) the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment and (ii) no Default or Unmatured Default has occurred and is continuing.

     4. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective and be deemed effective as of the date hereof (the "Effective Date") if, and only if, the Administrative Agent shall have received each of the following:

               (a) duly executed originals of this Amendment from the Borrower and the Required Lenders;

               (b) such other documents, instruments and agreements as the Agent may reasonably request.

     5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

               (a) Upon the effectiveness of this Amendment pursuant to SECTION 4 hereof, on and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

                  (b) Except as specifically waived or amended herein, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of (a) any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any of the Loan Documents, or (b) any Default or Unmatured Default under the Credit Agreement.

     6. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF

THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

     8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment No. 2 as of the date first above written.


                             THE TJX COMPANIES, INC.



                             By: /s/ Mary B. Reynolds
                                -------------------------------
                             Name:  Mary B. Reynolds
                             Title: Vice President - Finance
                                    Treasurer



                             BANK ONE, NA
                             (Main Office Chicago)
                             (formerly The First National Bank of Chicago), as a Lender, as Administrative Agent, as Swing Line Lender and as an Issuing Lender


                             By: /s/ John Runger
                                -------------------------------
                             Name:  John Runger
                             Title: Senior Vice President


                             FIRSTAR BANK, N.A.


                             By: /s/ Kirk A. Porter
                                -------------------------------
                             Name: Kirk A. Porter
                             Title: Senior Vice President


                             STANDARD CHARTERED BANK


                             By:
                                -------------------------------
                             Name:
                             Title:





                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                             CIBC WORLD MARKETS, CORP.


                             By: /s/ Dominic Sorresso
                                -------------------------------
                             Name:  Dominic Sorresso
                             Title: Executive Director



                             AMSOUTH BANK


                             By: /s/ Seth Butler
                                -------------------------------
                             Name:  Seth Butler
                             Title: Corporate Bank Officer



                             ABN AMRO BANK N.V.


                             By: /s/ Cameron D. Gateman
                                -------------------------------
                             Name:  Cameron D. Gateman
                             Title: Group Vice President

                             By: /s/ Donald Sutton
                                -------------------------------
                             Name:  Donald Sutton
                             Title: Vice President



                             BANK OF AMERICA, N.A.


                             By: /s/ Timothy H. Spanos
                                -------------------------------
                             Name:  Timothy H. Spanos
                             Title: Managing Director



                             FLEET NATIONAL BANK (formerly known
                              as BankBoston, N.A.)


                             By: /s/ Susan L. Pardus-Galland
                                -------------------------------
                             Name:  Susan L. Pardus-Galland
                             Title: Director




                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                             KEYBANK NATIONAL ASSOCIATION


                             By: /s/ Francis W. Lutz, Jr.
                                -------------------------------
                             Name:  Francis W. Lutz, Jr.
                             Title: Portfolio Officer


                             MELLON BANK, N.A.


                             By: /s/ Richard T. Schaich
                                -------------------------------
                             Name:  Richard J. Schaich
                             Title: Vice President


                             THE BANK OF NEW YORK


                             By: /s/ Howard F. Bascom, Jr.
                                -------------------------------
                             Name:  Howard F. Bascom, Jr.
                             Title: Vice President


                             UNION BANK OF CALIFORNIA, N.A.


                             By: /s/ Theresa L. Rocha
                                -------------------------------
                             Name:  Theresa L. Rocha
                             Title: Vice President


                             PNC BANK, N.A.


                             By: /s/ Donald V. Davis
                                -------------------------------
                             Name:  Donald V. Davis
                             Title: Vice President


                             CITIZENS BANK OF MASSACHUSETTS


                             By:
                             Name:
                             Title:




                               Signature Page to
                        Amendment No. 2 Credit Agreement

                             NATIONAL WESTMINSTER BANK PLC


                             By: /s/ Andrew D. Hallett
                                -------------------------------
                             Name:  Andrew D. Hallett
                             Title: Senior Corporate Manager


                             THE CHASE MANHATTAN BANK


                             By: /s/ Thomas F. Bundy, Jr.
                                -------------------------------
                             Name:  Thomas F. Bundy, Jr.
                             Title: Vice President









                               Signature Page to
                        Amendment No. 2 Credit Agreement